UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2009

TYCO INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001-13836	98-0390500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Freier Platz 10

8200 Schaffhausen

Switzerland

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +41-52-633-02-44

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03             MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

Effective March 17, 2009, Tyco International Ltd. (the “Company”) discontinued its existence as a Bermuda corporation as provided in Section 132G of The Companies Act 1981 of Bermuda and, according to article 161 of the Swiss Federal Code on International Private Law, continued its existence under articles 620 et seq. of the Swiss Federal Code on Obligations as a Swiss corporation.  The rights of holders of the Company’s common shares are now governed by the Company’s Swiss articles of association and Swiss organizational regulations, each of which are described in the Company’s registration statement on Form S-4/A (the “Form S-4”), which was filed with the Securities and Exchange Commission on January 16, 2009.  The sections of the Form S-4 entitled “Description of Swiss Shares,” “Comparison of Shareholder Rights,” “Effects of the Change of Domicile” and “Material Tax Considerations” are hereby incorporated by reference.  The Swiss articles of association and the Swiss organizational regulations became effective March 17, 2009, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.  The Company’s Swiss articles of association contain the numbers that were intentionally left blank in the Form S-4 and which were calculated based on the number of common shares issued and outstanding, the determination of the new par value in Swiss francs and the aggregate par value adjustment, as further described in the Form S-4.

ITEM 5.03             AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS, CHANGE IN FISCAL YEAR

The information included in Item 3.03 above is hereby incorporated by reference.

ITEM 7.01             REGULATION FD DISCLOSURE

Upon the effectiveness of the continuance in Switzerland, the Company’s CUSIP number changed to H89128104.

ITEM 8.01             OTHER EVENTS

On March 12, 2009, the Company issued a press release announcing the results of its Annual General Meeting of Shareholders and Special General Meeting of Shareholders, each held on March 12, 2009.  On the same date, the Company issued a press release related to the  shareholder-approved annual dividend of CHF 0.93 per share to be paid in four quarterly installments in the form of a capital reduction.  Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this report and incorporated by reference in this Item 8.01.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

Exhibit No.	Description
3.1	Articles of Association of Tyco International Ltd. (Tyco International AG) (Tyco International SA)

3.2	Organizational Regulations of Tyco International Ltd. (Tyco International AG) (Tyco International SA)

4.1	Form of Share Certificate

99.1	Press Release issued March 12, 2009

99.2	Press Release issued March 12, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ John S. Jenkins, Jr.
John S. Jenkins, Jr.
Vice President and Corporate Secretary
Date: March 17, 2009

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